Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1996 included in or incorporated by reference in Western Resources, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Kansas City, Missouri
January 24, 1997